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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 22, 2003

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust 2003-7 Home Equity Pass-Through Certificates, Series
2003-7)



              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact Name of registrant as specified in its charter)

        Delaware                        333-107055                13-3320910
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(State or Other Jurisdication of      (Commission File        (I.R.S. Employer
Incorporation) Number)                                       Identification No.)

11 Madison Avenue, New York, New York                            10010
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code, is: (212) 538-3000




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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of December 1, 2003, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, as trustee, Wilshire Credit Corporation, as a servicer and as back-up servicer and Ocwen Federal Bank FSB, as a servicer.




















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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CREDIT SUISSE FIRST BOSTON
                                       MORTGAGE SECURITIES CORP.


                                       By: /s/ John P. Graham
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                                       Name: John P. Graham
                                       Title:   Vice President




Dated: January 6, 2004



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                                     EXHIBIT